AMENDMENT NUMBER TWO
                                       TO
                AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      AMONG
              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, AS "AGENT"
                                       AND
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                       AND
      THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF, AS "LENDERS"
                                       AND
                        ALLIED HEALTHCARE PRODUCTS, INC.
                                       AND
            THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 AS "BORROWERS"


      AMENDMENT NUMBER TWO to AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (the "Amendment") entered into as of September 23, 1996, by and among Allied Healthcare Products, Inc. ("Allied"), a Delaware corporation, Life Support Products, Inc., a California corporation ("LSP"), B&F Medical Products, Inc., a Delaware corporation ("B&F"), Hospital Systems, Inc., a California corporation ("HSI"), Bear Medical Systems, Inc., a California corporation ("BMS") and BiCore Monitoring Systems, Inc., a California corporation ("Bicore") (Allied, LSP, B&F, HSI, BMS and Bicore are referred to herein both collectively and individually as "Borrower", The Boatmen's National Bank of St. Louis ("Boatmen's"), individually and as "Agent", and Boatmen's and the additional lenders listed on the signature pages hereof, as lenders (each a "Lender" and collectively, "Lenders").


                                    RECITALS:

A. Borrower and Lenders are party to that certain Amended and Restated Credit Facilities Agreement dated as of October 13, 1995, as amended by that certain Amendment Number One dated as of April 19, 1996 (as it may be further amended, restated, extended, renewed, or otherwise modified from time to time, the "Loan Agreement").

B. As of the date of this Amendment, the Term Loans and Acquisition Loans are as reflected on Exhibit 1 attached hereto and incorporated herein by this reference.

C. Borrower and Lenders desire to make certain amendments to the Loan Agreement upon the terms and conditions hereinafter set forth.

   Therefore,  in   consideration  of  the  mutual  agreements  herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. Section references are references to Sections of the Loan Agreement unless otherwise indicated. Exhibit references are references to Exhibits to the Loan Agreement unless otherwise indicated.

2.    AMENDMENTS TO LOAN AGREEMENT.

      2.1. CANCELLATION OF AGGREGATE ACQUISITION LOAN COMMITMENT. The Aggregate Acquisition Loan Commitment in Section 3.4 of the Loan Agreement is hereby canceled. Borrower shall continue to make payments and prepayments of the Aggregate Acquisition Term Loan as provided in the Loan Agreement.

      2.2. EXHIBIT 3. Exhibit 3 to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit 3 attached hereto and incorporated herein by this reference.

      2.3. BORROWING BASE. The following paragraph and table are added to the end of Section 3.1.3 of the Loan Agreement:

           The percentages set forth in Sections 3.1.3.1 and 3.1.3.2 above with respect to Eligible Accounts and Eligible Inventory, respectively, shall, for the periods listed below, be replaced with the respective percentages set forth in the following table:

           =====================================================================
           PERIOD                        SECTION 3.1.3.1      SECTION 3.1.3.2
                                         PERCENTAGE           PERCENTAGE
           =====================================================================
           Date of Amendment Number Two  90%                  70%
           through 12/31/96
           =====================================================================
           1/1/97 through 1/31/97        89%                  67%
           =====================================================================
           2/1/97 through 2/28/97        88%                  64%
           =====================================================================
           3/1/97 through 3/31/97        87%                  61%
           =====================================================================
           4/1/97 through 4/30/97        86%                  58%
           =====================================================================
           5/1/97 through 5/31/97        85%                  54%
           =====================================================================
           6/1/97 through 6/30/97        85%                  52%
           =====================================================================
           7/1/97 and thereafter         85%                  50%
           =====================================================================

      2.4. 1996 SECURED TERM LOAN. A new Section 3.3A is hereby added to the Loan Agreement immediately before Section 3.4 of the Loan Agreement as follows:

          "3.3A. 1996 SECURED TERM LOAN COMMITMENT. Boatmen's for itself, and not on behalf of the other Lenders, commits to make a term loan to Borrower in the amount of $5,000,000 (the "1996 Secured Term Loan Commitment") in a single advance on the Amendment Number Two Effective Date (the "1996 Secured Term Loan Advance"). (The from time to time outstanding principal amount of the 1996 Secured Term Loan Advance is referred to herein as the "1996 Secured Term Loan". The obligation of Borrower to repay the 1996 Secured Term Loan shall be evidenced by a promissory note payable to the order of Boatmen's and satisfactory to Boatmen's (the "1996 Secured Term Note"). Amounts applied to reduce the 1996 Secured Term Loan may not be reborrowed."

     2.5. INTEREST ON LOANS. Section 4.1 of the Loan Agreement is hereby amended by (i) deleting from the first sentence, the words "Each Loan other than the Swingline Loan" and inserting in lieu thereof, the words "Each Loan other than the Swingline Loan and the 1996 Secured Term Loan" and (ii) inserting the following sentence immediately after the second sentence of such Section: "The 1996 Secured Term Loan shall bear interest at the fixed rate of eleven and one-half percent (11 1/2%) per annum."

     2.6. CONVERSION OF LOANS. Section 4.6 of the Loan Agreement is hereby amended by deleting the words "provided, further, that the Swingline Loan may not", and substituting in lieu thereof, the words "provided, further, that neither the Swingline Loan nor the 1996 Secured Term Loan may".

     2.7.  CBR INCREMENTS  AND  LIBOR  INCREMENTS.  Section  4.4  of   the  Loan
Agreement is hereby amended by inserting the following immediately before the table therein:

     "From the Amendment Number Two Effective Date through July 1, 1997, the CBR Increment shall be 1.00% and the LIBOR Increment shall be 3.00%. Thereafter, the CBR Increment and LIBOR Increment shall be the applicable increment as determined pursuant to the following table."

     2.8. SCHEDULED PRINCIPAL PAYMENTS ON REVOLVING LOANS AND SWINGLINE LOAN. Sections 6.1.2, 6.1.2.1 and 6.1.2.2 of the Loan Agreement are hereby deleted in their entirety and the following is substituted in lieu thereof:

     "6.1.2.  PRINCIPAL.

               6.1.2.1. DAILY PAYMENTS. Borrower shall maintain one or more lockboxes with Agent under its standard lockbox agreements or other institutions acceptable to Agent (the "Lockboxes"). Agent will establish on its books an account in the name of Borrower designated as the "Cash Collateral Account". Borrower shall direct all Account Debtors to remit payments on their Accounts to one or another of the Lockboxes. All proceeds of Collateral and all funds Borrower receives directly (other than Revolving Advances and Swingline Advances) shall be deposited in the Cash Collateral Account. Collected funds in the Cash Collateral Account on each Business Day, to the extent they do not exceed the Swingline Loan on such Business Day, shall be remitted by Agent to Boatmen's and applied by Boatmen's to reduce the Swingline Loan. The collected funds remaining in the Cash Collateral Account on every Wednesday (the "Settlement Date") after such remittance and application to reduce the Swingline Loan, to the extent they do not exceed the aggregate of the Alternate Base Rate Revolving Loans on the Settlement Date, shall be remitted by Agent to Lenders in accordance with their prorata shares of the Revolving Commitment and applied by Lenders to reduce the Alternate Base Rate Revolving Loans. Any collected funds still remaining in the Cash Collateral Account after such remittances and application to reduce the Swingline Loan and Alternate Base Rate Revolving Loans on any date which is the last day of an Interest Period for LIBOR Loans that are Revolving Loans shall be remitted by Agent to Lenders in accordance with their prorata shares of the respective Aggregate Commitments and applied by Lenders to reduce such LIBOR Loans.

               6.1.2.2. PAYMENT ON REVOLVER MATURITY DATE. Borrower shall pay the entire amount of the Swingline Loan and the Aggregate Revolving Loan on the Revolver Maturity Date."

     2.9. PRINCIPAL PAYMENTS ON TERM LOAN. Section 6.2.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "6.2.2. PRINCIPAL. Borrower shall repay the Aggregate Term Loan in consecutive equal quarterly installments of $750,000 each commencing on the last Business Day of December, 1995 and continuing on the last Business Day of each calendar quarter thereafter through the last Business Day of June, 1998 and a final installment of the remaining balance of the Aggregate Term Loan on the Term Maturity Date."

     2.10. SCHEDULED PAYMENTS ON THE 1996 SECURED TERM LOAN. A new Section 6.2A is hereby added to the Loan Agreement immediately before Section 6.3 as follows:

     "6.2A.  SCHEDULED PAYMENTS ON 1996 SECURED TERM LOAN.

     6.2A.1. INTEREST. Borrower shall pay interest accrued at the per annum rate of eleven and one-half percent (11 1/2%) on the 1996 Secured Term Loan monthly in arrears, beginning on the last Business Day of the first calendar month beginning after the Amendment Number Two Effective Date, and continuing on the last Business Day of each calendar month thereafter, and on the Term Maturity Date. Borrower shall pay interest accrued on the 1996 Secured Term Loan after the Term Maturity Date on demand.

     6.2A.2. PRINCIPAL. Borrower shall pay the entire amount of the 1996 Secured Term Loan on the Term Maturity Date; provided however, that Borrower shall not make, and Boatmen's shall not receive, any payments of principal on the 1996 Secured Term Loan so long as any principal or interest remains outstanding on any of the other Loans."

     2.11. REVOLVER MATURITY DATE. Section 3.1.1 of the Loan Agreement is hereby amended by deleting from the first sentence thereof the words "the fifth anniversary of the Effective Date" and substituting in lieu thereof, the date "July 31, 1998".

     2.12. TERM MATURITY DATE. Section 6.2.1 of the Loan Agreement is hereby amended by deleting from the first sentence thereof the words "the fifth anniversary of the Effective Date" and substituting in lieu thereof, the date "July 31, 1998".

     2.13. ACQUISITION LOAN MATURITY DATE. Section 6.3.1 of the Loan Agreement is hereby amended by deleting therefrom the date "October 13, 2000" and substituting in lieu thereof, the date "July 31, 1998".

     2.14. VOLUNTARY PREPAYMENTS. Section 6.4.1 of the Loan Agreement is hereby amended by adding the following sentence to the end of such Section:
"Borrower may not prepay or otherwise make any principal payments on the 1996 Secured Term Loan until after all principal and interest on all other Loans has been fully and irrevocably paid."

     2.15. EXHIBIT 13. Exhibit 13 to the Loan Agreement is hereby amended by adding thereto the disclosures contained in Exhibit 13 attached hereto and incorporated herein by this reference.

     2.16. USE OF PROCEEDS. Section 15.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "15.1.  USE OF PROCEEDS.  Subject to the terms and conditions  hereof,
     (i) the proceeds of the Term Advance shall be used only for Capital Expenditures permitted hereunder, general corporate purposes; and (ii) the proceeds of all Revolving Advances, Swingline Advances and the 1996 Secured Term Loan shall be used solely for Capital Expenditures permitted hereunder, working capital and general corporate purposes, including for payment of Borrower's reimbursement obligations with respect to draws on Letters of Credit and for payment of fees to Lenders."

     2.17. BORROWING BASE CERTIFICATE. Section 15.15.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          15.15.1. BORROWING BASE CERTIFICATE. On date of Amendment Number Two, and periodically thereafter, but not less often than weekly within 5 Business Days after the close of business on each Friday, a borrowing base certificate in substantially the form of Exhibit 15.15.1 (the "Borrowing Base Certificate") duly completed and signed by the chief executive officer, the chief financial officer or any other authorized officer of Borrower's Representative. If there is an Existing Default, or the difference between the Maximum Available Amount and the Aggregate Revolving Loan is less than $250,000, Borrower shall provide a Borrowing Base Certificate more often if so requested by Agent in its discretion.

     2.18. FOREIGN ACCOUNTS. A new Section 15.15.7 is hereby added to the Loan Agreement as follows:

          15.15.7. FOREIGN ACCOUNTS. Borrower shall promptly obtain for the benefit of Agent foreign credit insurance policies insuring, or letters of credit securing, substantially all of Borrower's present and future International Accounts in a manner satisfactory to Agent. Borrower shall at all times be in compliance with all requirements under all such policies. Agent shall be named loss payee on each such insurance policy. Borrower shall cause all present and future letters of credit securing International Accounts to be assigned to the Agent.

     2.19. AUDITS BY AGENT. Section 15.20 of the Loan Agreement is hereby amended by adding the following to the end of such Section:

     "Agent may perform or cause to be performed from time to time (i) appraisals of any Collateral, including, without limitation, Accounts, Inventory, machinery, equipment, Real Property Collateral or any other Collateral; and (ii) Collateral monitoring and auditing services. Borrower shall cooperate with all persons performing such services and shall provide all access deemed necessary or desirable by Agent in its sole discretion for all such services to be performed.

     2.20. DISTRIBUTIONS. The first sentence of Section 16.9 is deleted and replaced with the following: "Directly or indirectly declare or make, or incur any liability to make, (a) any Distribution during the period from the date of Amendment Number Two through June 30, 1997, or (b) thereafter, (i) when there is an Existing Default or (ii) Distributions which aggregate in excess of $2,300,000 in any fiscal year.

     2.21.  FINANCIAL COVENANTS.  Sections  17.5,  17.6,  17.7,  17.8,  17.9 and
17.10 are deleted and replaced with the following:

     17.5. MINIMUM FIXED CHARGE COVERAGE. The ratio of Borrower's Operating Cash Flow to Fixed Charges, calculated at the end of each fiscal quarter of Borrower on the basis of the four consecutive fiscal quarters then ended, shall not, for the four consecutive fiscal quarters ended on date specified below, be less than the ratio specified opposite such date:


================================================================================
PERIOD                          MINIMUM FIXED CHARGE COVERAGE
================================================================================
9/30/96                         0.50 to 1.00
================================================================================
12/31/96                        0.50 to 1.00
================================================================================
3/31/97                         0.60 to 1.00
================================================================================
6/30/97                         0.90 to 1.00
================================================================================
thereafter                      1.00 to 1.00
================================================================================

     17.6. MINIMUM NET WORTH. Borrower's Net Worth shall at no time during any fiscal period specified in the table below be less than the amount specified below:

================================================================================
PERIOD                          MINIMUM NET WORTH
================================================================================
9/30/96 through 6/30/97         $62,000,000
================================================================================
7/1/97 through 6/30/98          $66,000,000
================================================================================
thereafter                      $72,000,000
================================================================================

      17.7. MINIMUM INTEREST COVERAGE. The ratio of Borrower's EBIT to Interest Expense, calculated at the end of each fiscal quarter of Borrower on the basis of the four consecutive fiscal quarters then ended, shall not, for the four consecutive fiscal quarters ended on the date specified below, be less than the ratio set forth opposite such date:


================================================================================
PERIOD                                    RATIO OF EBIT TO INTEREST EXPENSE
================================================================================
Execution Date through 9/30/96            0.75 to 1.00
================================================================================
12/31/96                                  0.80 to 1.00
================================================================================
3/31/97                                   1.00 to 1.00
================================================================================
6/30/97                                   1.75 to 1.00
================================================================================
thereafter                                2.00 to 1.00
================================================================================

     17.8. INDEBTEDNESS TO OPERATING CASH FLOW. The ratio of Borrower's Indebtedness to Operating Cash Flow, calculated at the end of each fiscal quarter of Borrower on the basis of the four consecutive fiscal quarters then ended, shall not, for the four consecutive fiscal quarters ended on the date specified below, be greater than the ratio set forth opposite such date:


================================================================================
PERIOD                             RATIO OF INDEBTEDNESS TO OPERATING CASH
                                   FLOW
================================================================================
9/30/96                            8.00 to 1.00
================================================================================
12/31/96                           7.50 to 1.00
================================================================================
3/31/97                            5.75 to 1.00
================================================================================
6/30/97                            4.00 to 1.00
================================================================================
6/30/98 and thereafter             3.50 to 1.00
================================================================================

     17.9. INDEBTEDNESS TO CAPITALIZATION. The ratio of Borrower's Indebtedness to Capitalization shall not at any time during each fiscal period specified below, be greater than the ratio set forth opposite such period:

================================================================================
PERIOD                             RATIO OF INDEBTEDNESS TO CAPITALIZATION
================================================================================
Execution Date through 9/30/96     .555 to 1.00
================================================================================
10/1/96 through 6/30/97            .500 to 1.00
================================================================================
7/1/97 through Maturity            .500 to 1.00
================================================================================

      17.10. MINIMUM OPERATING CASH FLOW. Borrower's Operating Cash Flow, calculated at the end of each period specified in the table below on the basis of the four consecutive fiscal quarters then ended, shall not be less than the amount set forth opposite such period:

================================================================================
PERIOD                             MINIMUM OPERATING CASH FLOW
================================================================================
9/30/96                            $7,000,000
================================================================================
12/31/96                           $7,700,000
================================================================================
3/31/97                            $9,200,000
================================================================================
6/30/97                            $13,500,000
================================================================================
thereafter                         $15,000,000
================================================================================

Upon the completion of any Permitted Acquisition, the minimum Operating Cash Flow required during any period in the foregoing table shall be automatically increased by 75% of the Operating Cash Flow of such acquired company as set forth in the Historical Financial Statements provided pursuant to Section 15.24.

      2.22. APPLICATION OF FUNDS. Section 18.3.10 of the Loan Agreement is hereby amended by deleting everything following the semi-colon at the end of clause (iv) and substituting in lieu thereof, the following: "(v) fifth, to the payment of interest accrued on the Loans (except interest accrued on the 1996 Secured Term Loan) prorata to each of the Lenders, (vi) sixth, to the payment of the Loans (except the 1996 Secured Term Loan) of each of the Lenders, in such order as each Lender determines in its absolute discretion, (vii) seventh, to the payment of all other Loan Obligations (except the 1996 Secured Term Loan and interest accrued thereon), (viii) eighth, to the payment of interest accrued on the 1996 Secured Term Loan, and (ix) ninth, to the payment of the 1996 Secured Term Loan. Any remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto."

     2.23. COLLECTIONS AND DISBURSEMENTS TO LENDERS BY AGENT. Section 19.14 of the Loan Agreement is hereby amended by (i) adding, inside the parenthetical clause, the words "and the 1996 Secured Term Loan" immediately after the words "Swingline Loan" and before the closing parenthesis, and (ii) adding the following sentence at the end of such Section: "Notwithstanding anything in this
Section 19.14 to the contrary, no payment of principal or interest shall be made on the 1996 Secured Term Loan until all principal and interest on all other Loans has been fully and irrevocably paid."

     2.24. SALE OF PARTICIPATIONS. Section 20.4.6.4 is hereby amended by adding the following to the end of such Section, immediately before the period:

     "; provided that Boatmen's may sell (i) a participation in the 1996 Secured Term Loan in the amount of $2,500,000 to Sam Fox and (ii) other participations in the 1996 Secured Term Loan in a minimum amount of $1,125,000 or such lesser amount which constitutes Boatmen's entire 1996 Secured Term Loan Commitment"

     2.25. PAYMENT OF EXPENSES. Section 20.5 of the Loan Agreement is hereby amended by (i) inserting in the first sentence, immediately after the words "Agent's out-of-pocket costs", the following parenthetical clause: "(including, without limitation all fees and disbursements of legal counsel, appraisers, accountants, financial advisors, collateral monitoring services and other consultants and experts employed or retained by Agent or its legal counsel notwithstanding any restrictions or limitations in Sections 15.20 and 15.22 or otherwise in this Agreement to the contrary)" and (ii) deleting the second sentence thereof in its entirety and substituting in lieu thereof, the following: "Borrower further agrees to pay or reimburse to each Lender all of such Lender's out-of-pocket costs incurred after a Default or Event of Default".

     2.26.  DEFINITIONS.

            2.26.1. NEW DEFINITIONS. The following definitions are hereby added to the Loan Agreement in proper alphabetical order:

     "`Amendment Number Two': That certain Amendment Number Two to Amended and Restated Credit Facilities Agreement among Agent, Lenders and Borrowers, dated as of the date first written in such Amendment.

     "`Amendment Number Two Effective Date': the date first written in Amendment Number Two."

     "`International Accounts': the Accounts described in clause (viii) of the definition of Eligible Accounts."

     "`1996 Secured Term Loan': as defined in Section 3.3A."

     "`1996 Secured Term Loan Advance': as defined in Section 3.3A."

     "`1996 Secured Term Loan Commitment': as defined in Section 3.3A."

     "`1996 Secured Term Note': as defined in Section 3.3A."

            2.26.2. AMENDED DEFINITIONS. The following definitions are hereby deleted in their entirety and following is substituted in lieu thereof:

     "`Advance': a Revolving Advance, a Swingline Advance, a Term Advance, an Acquisition Advance or the 1996 Secured Term Loan Advance."

     "`Commitments':   the  Aggregate   Revolving   Commitment,   the  Swingline
     Commitment, the Aggregate Term Commitment, the Aggregate Acquisition Commitment, the Letter of Credit Commitment and the 1996 Secured Term Loan Commitment."

     "Loan": a Revolving Loan, a Swingline Loan, a Term Loan, an Acquisition Term Loan or the 1996 Secured Term Loan."

     "`Note": the Swingline Note, the 1996 Secured Term Note, any Revolving Note, any Term Note, or any Acquisition Note."

     "Ultimate Maturity Date": July 31, 1998."

3. TEMPORARY BORROWING BASE ADJUSTMENT. On the Amendment Number Two Effective Date, the Borrowing Base shall be increased by the amount of $1,937,000 (the "Collateral Adjustment"), subject to the provisions of this paragraph. In no event shall (i) the Aggregate Revolving Loan exceed $33,500,000; nor (ii) any new Letters of Credit be issued, at any time when any portion of the Collateral Adjustment is outstanding. The from time to time Collateral Adjustment amount shall be reduced permanently, dollar for dollar, by (a) each from time to time increase in International Accounts that become Eligible Accounts, (b) all payments received on International Accounts that are not Eligible Accounts, and
(c) the full amount of all payments received on the Account owed to Borrower by Medic Corporation; provided however, that in any event, the Collateral Adjustment shall be reduced permanently on the following dates to the lesser of
(x) the following amounts, or (y) the Collateral Adjustment amount resulting the payments from the events in clauses (a), (b) and (c): (i) $968,500 as of 60 days after the Amendment Number Two Effective Date, (ii) $484,250 as of 90 days after the Amendment Number Two Effective Date and (iii) zero Dollars as of 120 days after the Amendment Number Two Effective Date. Borrower shall notify Agent within three (3) Business Days of the receipt of any payment on the Medic Corporation Account. Notwithstanding the daily principal payments on the Revolving Loan pursuant to Section 6.1.2.1, the reduction of the Collateral Adjustment as a result of any of the events set forth in clauses (a), (b) and
(c) above, shall be effective upon receipt of the Borrowing Base immediately following such event.

4. CONDITION TO EFFECTIVENESS OF THIS AMENDMENT - CERTIFICATE OF SECRETARY OF EACH BORROWER. This Amendment shall not become effective, and the Loan Agreement shall continue in full force and effect as it existed in the absence of this Amendment unless (i) each Borrower shall deliver to Agent, in form and substance satisfactory to Agent, a Certificate of the Secretary of such Borrower certifying (a) that the articles or certificate of incorporation and bylaws of such Borrower previously certified to Lenders in connection with the execution of the Loan Agreement have not been amended, (b) that resolutions adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of this Amendment by such Borrower, are attached to the certificate and remain in full force and effect, and (c) the names, titles and true signatures of the incumbent corporate officers who are authorized to sign this Amendment or attest signatures or seals on this Amendment on behalf of Borrower and (ii) the 1996 Secured Term Loan has been fully advanced.

5. FURTHER ASSURANCES. Borrower hereby reaffirms and agrees that its obligations under the 1996 Secured Term Loan shall be and are secured by the Collateral as a part of and as provided in the Security Documents. Borrower shall execute and deliver, or cause to be executed and delivered, to Agent such amendments to the Security Documents as may be reasonably necessary to secure fully the 1996 Secured Term Loan by all of the Collateral, and thereafter shall take or cause to be taken such actions as Agent may from time to time request to carry out the terms and conditions of this Amendment and the transactions contemplated hereunder.

6. LENDERS' FEES. On the day of the full execution of Amendment Number Two, Borrower shall pay to Agent, for the ratable benefit of Lenders, the following fees:

     6.1. FACILITY FEE INSTALLMENT. The portion of the Facility Fee in the amount of $312,500 which is currently due and payable under Section 5.1.

     6.2.  AMENDMENT FEE.  An Amendment fee in the amount of $135,875.

7. BOATMEN'S FEE. At Maturity, Borrower shall pay to Boatmen's, for Boatmen's own account, a fee in connection with the 1996 Secured Term Loan in the amount of $75,000.

8. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lenders that (i) this Amendment and the 1996 Secured Term Loan have been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment and the 1996 Secured Term Loan, (iii) this Amendment and the 1996 Secured Term Loan constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) to the best of Borrower's knowledge, after due inquiry, except as disclosed on the disclosure schedule attached hereto as Exhibit 13, all of the representations and warranties contained in
Section 13 of the Loan Agreement, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, except that with respect to the representations and warranties made regarding financial data in Section 13.15, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Loan Agreement) delivered by Borrower to Lenders, (v) to the best of Borrower's knowledge, after due inquiry, there is no Default which is continuing and no Event of Default has occurred under the Loan Agreement as amended by this Amendment, and (vi) the Loan Agreement (as modified by this Amendment) represents the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally or by equitable principles of general application (whether considered in an action at law or in equity).

9. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

10. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligation under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

11. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

12. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

13. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A counterpart of this Amendment or a signature page of this Amendment transmitted by facsimile machine or telecopier and showing a signature shall have the same binding effect as an original bearing an original signature. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

14. INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents (including that certain letter agreement dated August 26, 1996, waiving certain Events of Default) are incorporated in and made a part of this Amendment by this reference.

15.  STATUTORY  NOTICE.  The  following  notice  is  given  pursuant to  Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                       [rest of page intentionally blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by appropriate duly authorized officers as of the date first above written.

ALLIED HEALTHCARE PRODUCTS, INC.   LIFE SUPPORT PRODUCTS, INC.


    /s/ Barry F. Baker                  /s/ Barry F. Baker
By:_____________________________   By:_____________________________
Name: Barry F. Baker               Name: Barry F. Baker
Title: Vice President Finance      Title: Vice President Finance
       Chief Financial Officer            Chief Financial Officer


B&F MEDICAL PRODUCTS, INC.         HOSPITAL SYSTEMS, INC.


    /s/ Barry F. Baker                  /s/ Barry F. Baker
By:_____________________________   By:_____________________________
Name: Barry F. Baker               Name: Barry F. Baker
Title: Vice President Finance      Title: Vice President Finance
       Chief Financial Officer            Chief Financial Officer


BEAR MEDICAL SYSTEMS, INC.         BICORE MONITORING SYSTEMS, INC.



    /s/ Barry F. Baker                  /s/ Barry F. Baker
By:_____________________________   By:_____________________________
Name: Barry F. Baker               Name: Barry F. Baker
Title: Vice President Finance      Title: Vice President Finance
       Chief Financial Officer            Chief Financial Officer


THE BOATMEN'S NATIONAL BANK OF     CREDITANSTALT CORPORATE
ST. LOUIS                          FINANCE, INC.


    /s/ Alex D. Fennoy                  /s/ Christina T. Schoen
By:_____________________________   By:_____________________________
Name: Alex D. Fennoy               Name: Christina T. Schoen
Title: Corporate Banking Officer   Title: Vice President


                                        /s/ Richard P. Buckanavage
                                   By:_____________________________
                                   Name: Richard P. Buckanavage
                                   Title: Vice President

THE SUMITOMO BANK, LIMITED.        DRESDNER BANK A.G. NEW YORK AND
                                   GRAND CAYMAN BRANCHES


    /s/ Jayleen R. P. Hague             /s/ Thomas Nadramia
By:_____________________________   By:_____________________________
Name: Jayleen R. P. Hague          Name: Thomas Nadramia
Title:  Vice President             Title: Vice President


     /s/ Theresa A. Lekich             /s/ John W. Sweeney
By:_____________________________   By:_____________________________
Name: Theresa A. Lekich            Name: John W. Sweeney
Title: Vice President              Title: Assistant Vice President


FIRST BANK                         LASALLE NATIONAL BANK


    /s/ Brenda J. Laux                  /s/ Mark E. McCarthy
By:_____________________________   By:_____________________________
Name: Brenda J. Laux               Name: Mark E. McCarthy
Title:  Senior Vice President      Title: Senior Vice President


MERCANTILE BANK OF ST. LOUIS       PNC BANK, NATIONAL ASSOCIATION
NATIONAL ASSOCIATION

    /s/ Peter W. Bakken                /s/ Charles Shoemake
By:_____________________________   By:_____________________________
Name: Peter W. Bakken              Name: Charles Shoemake
Title: Vice President              Title: Vice President


SANWA BUSINESS CREDIT CORPORATION

     /s/ Lawrence J. Placek
By:_____________________________
Name: /s/ Lawrence J. Placek
Title: Vice President


                                    EXHIBIT 1

                        TERM LOANS AND ACQUISITION LOANS
                    (AS OF THE DATE OF AMENDMENT NUMBER TWO)


       ------------------------------------------------------------------
                           LENDER       TERM LOAN        ACQUISITION TERM
       ------------------------------------------------------------------
           The Boatmen's National       $2,550,000               $320,000
                Bank of St. Louis
       ------------------------------------------------------------------
            Sanwa Business Credit       $1,938,000               $243,200
                      Corporation
       ------------------------------------------------------------------
               The Sumitomo Bank,       $1,632,000               $204,800
                         Limited.
       ------------------------------------------------------------------
          Creditanstalt Corporate       $1,224,000               $153,600
                    Finance, Inc.
       ------------------------------------------------------------------
           Dresdner Bank A.G. New       $1,224,000               $153,600
                   York and Grand
                  Cayman Branches
       ------------------------------------------------------------------
            LaSalle National Bank       $1,224,000               $153,600
       ------------------------------------------------------------------
               Mercantile Bank of       $1,224,000               $153,600
               St. Louis National
                      Association
       ------------------------------------------------------------------
                PNC Bank National       $1,020,000               $128,000
                      Association
       ------------------------------------------------------------------
                       First Bank         $714,000                $89,600
       ------------------------------------------------------------------
                       AGGREGATES      $12,750,000             $1,600,000
       ------------------------------------------------------------------





                                    EXHIBIT 3

                    LENDERS' COMMITMENTS AND PRORATA SHARES1
                    (AS OF THE DATE OF AMENDMENT NUMBER TWO)


- ---------------------------------------------------------------------------------------------------------------------------
                     LENDER          TOTALS        REVOLVING          TERM LOAN       ACQUISITION TERM      PRORATA SHARES
                                                   COMMITMENT         COMMITMENT      LOAN COMMITMENT
- ---------------------------------------------------------------------------------------------------------------------------
     The Boatmen's National     $10,870,000        $8,000,000         $2,550,000              $320,000              20.00%
          Bank of St. Louis
- ---------------------------------------------------------------------------------------------------------------------------
      Sanwa Business Credit      $8,261,200        $6,080,000         $1,938,000              $243,200              15.20%
                Corporation
- ---------------------------------------------------------------------------------------------------------------------------
The Sumitomo Bank, Limited.      $6,956,800        $5,120,000         $1,632,000              $204,800              12.80%
- ---------------------------------------------------------------------------------------------------------------------------
    Creditanstalt Corporate      $5,217,600        $3,840,000         $1,224,000              $153,600               9.60%
              Finance, Inc.
- ---------------------------------------------------------------------------------------------------------------------------
     Dresdner Bank A.G. New      $5,217,600        $3,840,000         $1,224,000              $153,600               9.60%
             York and Grand
            Cayman Branches
- ---------------------------------------------------------------------------------------------------------------------------
      LaSalle National Bank      $5,217,600        $3,840,000         $1,224,000              $153,600               9.60%
- ---------------------------------------------------------------------------------------------------------------------------
         Mercantile Bank of      $5,217,600        $3,840,000         $1,224,000              $153,600               9.60%
         St. Louis National
                Association
- ---------------------------------------------------------------------------------------------------------------------------
          PNC Bank National      $4,348,000        $3,200,000         $1,020,000              $128,000               8.00%
                Association
- ---------------------------------------------------------------------------------------------------------------------------
                 First Bank      $3,043,600        $2,240,000           $714,000               $89,600               5.60%
- ---------------------------------------------------------------------------------------------------------------------------
                 AGGREGATES     $54,350,000       $40,000,000        $12,750,000            $1,600,000             100.00%
- ---------------------------------------------------------------------------------------------------------------------------




- --------
1/ Boatmen's  1996  Secured  Term  Loan   Commitment  is  not  included  in  the
   calculation of Lenders' pro rata shares.

                                   EXHIBIT 13

                  ADDITIONS TO EXHIBIT 13 OF THE LOAN AGREEMENT


   None, if nothing listed below.